Exhibit 1.1
EXECUTION COPY
Liberty Property Trust
(a Maryland real estate investment trust)
Common Shares of Beneficial Interest, $0.001 Par Value Per Share

Underwriting Agreement
October 2, 2008
Banc of America Securities LLC
J.P. Morgan Securities Inc.
Citigroup Global Markets Inc.
   As Representatives of the several Underwriters
   Named in Schedule I hereto
Ladies and Gentlemen:
          Liberty Property Trust, a Maryland real estate investment trust (the “Company”), and Liberty Property Limited Partnership, a Pennsylvania limited partnership (the “Operating Partnership” and, together with the Company, the “Transaction Entities”), each wishes to confirm as follows its agreement (this “Agreement”) with Banc of America Securities LLC, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the “Representatives”), as representatives of the Underwriters named in Schedule I hereto (the “Underwriters”), with respect to the sale by the Company and the purchase by the Underwriters of an aggregate of 4,750,000 shares (the “Firm Shares”) and, at your election, up to 712,500 additional shares (the “Optional Shares”), of the Company’s common shares of beneficial interest, $0.001 par value per share (“Common Shares”) (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively referred to herein as the “Shares”).
          Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus (as herein defined).
1.	Each of the Transaction Entities, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:
(a)	A registration statement on Form S-3 (No. 333-150737) (the “Registration Statement”) with respect to, among other securities, the Shares, has (i) been prepared by the Company and the Operating Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder, (ii) been filed with the Commission under the Securities Act not earlier than three years prior to the date hereof, (iii) become effective under the Securities Act, and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the

Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Transaction Entities. The base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Securities Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including any prospectus supplement relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as herein defined), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Securities Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report filed by a Transaction Entity pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”.

(b)	No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied as to form in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Transaction Entities by an Underwriter through the Representatives expressly for use therein.

(c)	For the purposes of this Agreement, the “Applicable Time” is 6:30 p.m. (Eastern time) on the date of this Agreement; the Pricing Prospectus, any Issuer Free Writing Prospectus listed on Schedule II(b)(ii), any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Pricing Disclosure Package (as hereinafter defined) and a schedule indicating the number of Shares being sold and the price at which the Shares will be sold to the public, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II(b)(ii) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus; and each Issuer Free Writing Prospectus listed on Schedule ll(b)(ii), as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in the Pricing Disclosure Package or any listed Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Transaction Entities by an Underwriter through the Representatives expressly for use therein.

(d)	The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects to the requirements of the Securities Act and the Rules and Regulations or the Exchange Act and the rules and regulations of the Commission thereunder (the “Exchange Act Rules”), as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Pricing Prospectus and the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Exchange Act Rules and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(b)(i) hereto.

(e)	The Registration Statement complies as to form, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will comply as to form, in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Transaction Entities by an Underwriter through the Representatives expressly for use therein.

(f)	The Company and the Operating Partnership each meet the requirements for use of Form S-3 under the Securities Act as of the applicable effective date of the Registration Statement and any amendment thereto, as of the applicable filing date of the Prospectus and any amendments thereto and as of the Time of Delivery (as defined in Section 4(a)). As of (i) the time of filing the Registration Statement and any amendment thereto and the Prospectus and any amendment thereto and (ii) the Applicable Time, neither the Company nor the Operating Partnership was or is an “ineligible issuer” (as defined in Rule 405 of the Securities Act Regulations), without taking account of any determination by the Commission pursuant to Rule 405 of the Rules and Regulations that it is not necessary that the Company, or the Operating Partnership, as the case may be, be considered an “ineligible issuer.”

(g)	The Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (each such jurisdiction as provided in Schedule II(a) hereto), and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. None of the subsidiaries of the Company (other than the Operating Partnership) is a “significant subsidiary,” as such term is defined in Rule 405 under the Securities Act. Except as described in the Pricing Prospectus and the Prospectus and other than the Property Affiliates (as defined herein), the entities listed in Schedule IV hereto and the Operating Partnership, Development Corp. (as defined herein), Development-II (as defined herein) and SP Trust (as defined herein), the Company owns no direct or indirect equity interest in any entity.

(h)	The Company has an authorized capitalization as set forth in the Pricing Prospectus and the Prospectus, and all of the issued shares of beneficial interest of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Pricing Prospectus and the Prospectus. Except as disclosed in the Pricing Prospectus and the Prospectus and with respect to the Company’s Amended and Restated Share Incentive Plan (the “Share Incentive Plan”) and the Company’s 2008 Long-Term Incentive Plan (the “2008 Plan”), the Company’s Employee Stock Purchase Plan and the Company’s Dividend Reinvestment and Share Purchase Plan, no shares of beneficial interest of the Company are reserved for any purpose, and except as disclosed in the Pricing Prospectus and the Prospectus and the equity interests in the Operating Partnership (“Units”) and options to purchase shares of beneficial interest issued pursuant to the Share Incentive Plan or the 2008 Plan, there are no outstanding securities convertible into or exchangeable for any shares of beneficial interest of the Company, and there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of beneficial interest or any other securities of the Company.

(i)	The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (each such jurisdiction as provided in Schedule II(a) hereto), and has all partnership power and authority necessary to own or hold any real property or improvements thereon owned or held by the Operating Partnership or its subsidiaries (each individually, a “Property,” and collectively, the “Properties”) to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. The Company is the sole general partner of the Operating Partnership. The limited partnership agreement of the Operating Partnership, as amended (the “Operating Partnership Agreement”), is in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership are as set forth in the Pricing Prospectus and the Prospectus. The owner’s equity of the Operating Partnership is as described in the Pricing Prospectus and the Prospectus. All of the Units have been duly and validly authorized and issued, were issued in accordance with the applicable terms of the Operating Partnership Agreement and the certificate of limited partnership of the Operating Partnership and, to the extent that such interests are owned by the Company, are owned by the Company free and clear of all liens, encumbrances, equities or claims.

(j)	Liberty Property Development Corp. (“Development Corp.”) has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. All of the issued and outstanding capital stock of Development Corp. has been duly and validly authorized and issued and is fully paid and non-assessable, and has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws). All of the capital stock of Development Corp. owned by the Operating Partnership, as described in the Pricing Prospectus and the Prospectus, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities. No shares of capital stock of Development Corp. are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock of Development Corp., and there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of Development Corp.

(k)	Liberty Property Development Corp-II (“Development-II”) has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. All of the issued and outstanding capital stock of Development-II has been duly and validly authorized and issued and is fully paid and non-assessable, and has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws). All of the capital stock of Development-II owned by the Operating Partnership, as described in the Pricing Prospectus and the Prospectus, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities. No shares of capital stock of Development-II are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock of Development-II, and there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of Development-II.

(l)	Liberty Property Special Trust (“SP Trust”) has been duly organized and is validly existing as a business trust in good standing under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all trust power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. All of the issued and outstanding equity interests of SP Trust have been duly and validly authorized and issued and are fully paid and non-assessable, and have been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws). All of the equity interests of SP Trust are owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities. No equity interests of SP Trust are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any equity interests of SP Trust, and there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for such equity interests or any other securities of SP Trust.

(m)	Each of those certain partnerships, limited liability companies or other entities holding title to one or more of the Properties (the “Property Affiliates”) are the only entities other than the Operating Partnership, SP Trust and the entities listed in Schedule IV hereto, through which the Company and the Operating Partnership own interests in the Properties. Each of the Property Affiliates has been duly organized and is validly existing as a limited partnership, limited liability company or other entity, is duly qualified to do business and is in good standing under the laws of the jurisdiction in which it was organized, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. Except as set forth in the Pricing Prospectus and the Prospectus, all of the ownership interests of each Property Affiliate have been duly and validly authorized and issued and are fully paid and non-assessable. All of such ownership interests owned directly or indirectly by the Company and the Operating Partnership, as described in the Pricing Prospectus and the Prospectus, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities.

(n)	The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description of the Common Shares contained in, or incorporated by reference in, the Pricing Disclosure Package and the Prospectus. Upon payment of the purchase price and delivery of the Shares in accordance herewith, each of the Underwriters will receive good, valid and marketable title to the Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims, restrictions and equities.

(o)	(A) This Agreement has been duly and validly authorized, executed and delivered by each of the Transaction Entities, and assuming due authorization, execution and delivery by the Underwriters, is a valid and binding agreement of each of the Transaction Entities, enforceable against the Transaction Entities in accordance with its terms; and (B) the Operating Partnership Agreement and the partnership agreement, limited liability company operating agreement, and each other similar organizational document of each Property Affiliate have been duly and validly authorized, executed and delivered by the parties thereto and are valid and binding agreements of the parties thereto, enforceable against such parties in accordance with their terms.

(p)	The issue and sale of the Shares, the execution, delivery and performance of this Agreement by each of the Transaction Entities and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which either of the Transaction Entities or any of their subsidiaries is a party or by which either of the Transaction Entities or any of their subsidiaries is bound or to which any of the Properties or other assets of the Transaction Entities or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter, by-laws, certificate of limited partnership, agreement of limited partnership, certificate of formation, limited liability company operating agreement or other similar organizational document of either of the Transaction Entities or any of their subsidiaries, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over either of the Transaction Entities or any of their subsidiaries or any of their properties or assets; and no consent, approval, authorization or order of, or filing, registration or qualification with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by each of the Transaction Entities, consummation of the transactions contemplated hereby and thereby and the issuance and delivery of the Shares, except such as have been obtained under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

(q)	Other than as described in the Pricing Prospectus and the Prospectus and other than rights of certain persons who have contributed Properties to the Operating Partnership in exchange for Units and persons whose securities are already registered under the Securities Act, and except with respect to certain persons who may acquire preferred shares of the Company in exchange for preferred units of partnership interest in the Operating Partnership, there are no contracts, agreements or understandings between the Transaction Entities or any of their subsidiaries and any person granting such person the right to require a Transaction Entity to file a registration statement under the Securities Act with respect to any securities of either of the Transaction Entities or any of their subsidiaries owned or to be owned by such person or to require either of the Transaction Entities or any of their subsidiaries to include such securities in any securities being registered pursuant to any registration statement filed by the Transaction Entities or any of their subsidiaries under the Securities Act.

(r)	Except (i) as described or contemplated in the Pricing Prospectus and the Prospectus or pursuant to the Share Incentive Plan, and (ii) for the issuance of Common Shares upon redemption of Units, neither Transaction Entity has sold or issued any securities during the six-month period preceding the date of the Pricing Prospectus, including any sales pursuant to Rule 144A or Regulations D or S under the Securities Act.

(s)	The Shares have been approved for listing on the New York Stock Exchange (“NYSE”), subject only to official notice of issuance.

(t)	Neither of the Transaction Entities nor any of the Properties has sustained, since the date of the latest audited financial statements included in the Pricing Prospectus and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which losses or interference would, individually or in the aggregate, have a material adverse effect on the Properties or the general affairs, management, financial position, shareholders’ equity or results of operations of either of the Transaction Entities. Other than as set forth or contemplated in the Pricing Prospectus and the Prospectus; and, since such date, there has not been any material change in the capital shares or long-term debt of either of the Transaction Entities or any material adverse change, or any development involving a prospective material adverse change, in or affecting the Properties or the general affairs, management, financial position, shareholders’ equity or results of operations of either of the Transaction Entities.

(u)	The financial statements (including the related notes and supporting schedules thereto) included, or incorporated by reference, in the Pricing Prospectus and the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. Pro forma financial information included in or incorporated by reference in the Pricing Prospectus and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and AICPA guidelines with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the respective entity or entities presented therein at the respective dates indicated and the results of operations for the respective periods specified.

(v)	Ernst & Young LLP, which has audited certain financial statements of the Transaction Entities and their subsidiaries, is an independent registered public accounting firm, as required by the Securities Act and the Rules and Regulations.

(w)	(A) The Operating Partnership and the Property Affiliates have good and marketable title to each of the Properties, free and clear of all liens, encumbrances, claims, security interests and defects, other than those referred to in the Pricing Prospectus and the Prospectus, those relating to certain intra-company debt with respect to Development and Development-II and certain Property Affiliates, or those which are not material in amount or those which would not have a material adverse effect on the business, operations, use or value of any of the Properties; (B) all liens, charges, encumbrances, claims or restrictions on or affecting any of the Properties and the assets of any Transaction Entity which are required to be disclosed in the Pricing Prospectus and the Prospectus are disclosed therein; (C) except as otherwise described in the Pricing Prospectus and the Prospectus, none of the Company, the Operating Partnership or any Property Affiliate and, to the knowledge of the Transaction Entities, no tenant of any of the Properties is in default under (i) any space leases (as lessor or lessee, as the case may be) relating to the Properties, or (ii) any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against the

Properties, in each case which default would have a material adverse effect on either of the Transaction Entities or affect either Transaction Entity’s ability to perform its obligations hereunder, and neither of the Transaction Entities knows of any event which, but for the passage of time or the giving of notice, or both, would constitute such a default under any of such documents or agreements; (D) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except for such failures to comply that would not have a material adverse effect on the business operations, use or value of such Property; and (E) neither of the Transaction Entities has knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will in any material manner adversely affect the size of, use of, improvements on, construction on or access to the Properties.

(x)	The mortgages and deeds of trust which encumber the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than other Properties.

(y)	The Company, the Operating Partnership and the Property Affiliates have obtained title insurance on their fee or leasehold interests in each of the Properties, in an amount at least equal to the greater of (A) the mortgage indebtedness of each such Property or (B) the purchase price (exclusive of improvements) of each such Property.

(z)	Except as disclosed in the Pricing Prospectus and the Prospectus and except such as in each case would not have a material adverse effect on any Property, any Property Affiliate, the Company, the Operating Partnership or any of their subsidiaries, taken together as a whole: (A) to the knowledge of the Transaction Entities, after due inquiry, the operations of the Company, the Operating Partnership, Development Corp., Development II, SP Trust and the Properties are in compliance with all Environmental Laws (as defined below) and all requirements of applicable permits, licenses, approvals and other authorizations issued pursuant to Environmental Laws; (B) to the knowledge of the Transaction Entities after due inquiry, none of the Transaction Entities, the Property Affiliates or any Property has caused or suffered to occur any Release (as defined below) of any Hazardous Substance (as defined below) into the Environment (as defined below) on, in, under or from any Property, and no condition exists on, in, under or adjacent to any Property that would reasonably be expected to result in the incurrence of liabilities by the Transaction Entities or any of their subsidiaries under, or any violations of, any Environmental Law or give rise to the imposition of any Lien (as defined below) against the Transaction Entities or any of their subsidiaries, under any Environmental Law; (C) none of the Transaction Entities or the Property Affiliates has received any written notice of a claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on, in, under or originating from any Property; (D) neither of the Transaction Entities has actual knowledge of, or received any written notice from any Governmental Authority (as defined below) claiming, any violation of any Environmental Law or a determination to undertake and/or request the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment on, in, under or from any Property; and (E) no Property is included or, to the knowledge of the Transaction Entities, after due inquiry, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the “EPA”) or on the Comprehensive Environmental

Response, Compensation, and Liability Information System database maintained by the EPA, and neither of the Transaction Entities has actual knowledge that any Property has otherwise been identified in a published writing by the EPA as a potential CERCLA removal, remedial or response site or, to the knowledge of the Transaction Entities, is included on any similar list of potentially contaminated sites pursuant to any other Environmental Law.

As used herein, “Hazardous Substance” shall include any hazardous substance, hazardous waste, toxic substance, pollutant or hazardous material, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is subject to regulation under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. Section 172.101, or in the EPA’s List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302); “Environment” shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor and outdoor air; “Environmental Law” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) (“CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. Section 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. Section 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Section 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. Section 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules and orders relating to the protection of the Environment or of human health from environmental effects; “Governmental Authority” shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; “Lien” shall mean, with respect to any Property, any lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and “Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance.

(aa)	Each Transaction Entity and each of their subsidiaries carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and as is customary for companies engaged in similar businesses in similar industries; and each Property carries, or is covered by, insurance covering the value of such Property.

(bb)	Each Transaction Entity owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of its business and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with, any such rights of others.

(cc)	Except as described in the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which either Transaction Entity or their subsidiaries is a party or of which any property or assets of either Transaction Entity or their subsidiaries is the subject which, if determined adversely to such Transaction Entity or subsidiary could individually or in the aggregate reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company; and to the knowledge of the Transaction Entities, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(dd)	There are no contracts or other documents which are required to be described in the Pricing Prospectus and the Prospectus, or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations, which have not been described in the Pricing Prospectus and the Prospectus or filed as exhibits to the Registration Statement.

(ee)	No relationship, direct or indirect, exists between or among either of the Transaction Entities or any of their subsidiaries on the one hand, and the trustees, officers, shareholders, customers or suppliers of the Transaction Entities or any of their subsidiaries on the other hand, that is required to be described in the Pricing Prospectus and the Prospectus.

(ff)	No labor disturbance by the employees of either Transaction Entity or any of their subsidiaries exists or, to the knowledge of the Transaction Entities, is imminent which might be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of such Transaction Entity.

(gg)	Each “pension plan” for which either Transaction Entity would have any liability that is intended to be qualified under section 401(a) of the Code (as defined below) is (i) so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification and (ii) in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); to the knowledge of the Transaction Entities, after due inquiry, no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which either Transaction Entity would have any liability; neither Transaction Entity has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”).

(hh)	Each Transaction Entity and each of their subsidiaries has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon (taking into account any extension that is properly granted under the law), and no material tax deficiency has been asserted against either Transaction Entity or any of their subsidiaries which has had (nor does either Transaction Entity have any knowledge of any tax deficiency which, if determined adversely to it might have) a material adverse effect on the financial position, shareholders’ equity, results of operations, business or prospects of such Transaction Entity or subsidiary.

(ii)	At all times since June 16, 1994, the Company, the Operating Partnership, Development Corp., Development II and SP Trust have been, and upon the sale of the Shares will continue to be, organized and operated in conformity with the requirements for qualification and taxation of the Company as a real estate investment trust under the Code and the proposed method of operation of the Company, the Operating Partnership, Development Corp., Development II and SP Trust will enable the Company to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code.

(jj)	Since the date as of which information is given in the Pricing Prospectus and the Prospectus through the date hereof, and except as may otherwise be disclosed or contemplated in the Pricing Prospectus and the Prospectus, neither Transaction Entity has (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital shares (other than regular quarterly dividends).

(kk)	Neither Transaction Entity nor any of their subsidiaries (i) is in violation of its charter, by-laws, certificate of limited partnership, agreement of limited partnership, certificate of formation, limited liability company operating agreement or other similar organizational document, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of the Properties or any of its other properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or the Properties or any of its other properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of the Properties or any of its other properties or assets or to the conduct of its business.

(ll)	Each Transaction Entity and each of their subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(mm)	Each Transaction Entity has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures (i) are designed to ensure that material information relating to such Transaction Entity, including its consolidated subsidiaries, is made known to each of the Transaction Entities’ principal executive officer and principal financial officer by others within those entities; (ii) have been evaluated for effectiveness as of the end of the period covered by the Transaction Entities’ most recent quarterly report jointly filed with the Commission; and (iii) were functioning effectively in all material respects as of the end of such period to provide reasonable assurance that information required to be disclosed by the Transaction Entities in their reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported accurately and within the time periods specified in the Commission’s rules and forms.

(nn)	Each of the Transaction Entity’s internal control over financial reporting is effective and none of the Transaction Entities is aware of (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in either of the Transaction Entity’s internal control over financial reporting.

(oo)	The Transaction Entities and each of their trustees and executive officers, in their capacities as such, is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(pp)	Except as described in the Pricing Prospectus, with respect to stock options or other equity incentive grants (collectively, “Awards”) granted subsequent to the adoption of the Sarbanes-Oxley Act on July 31, 2002 pursuant to the equity-based compensation plans of either of the Transaction Entities and their subsidiaries (the “Equity Plans”), (i) no stock options have been granted with an exercise price based upon a price of the Common Shares on a date occurring prior to the date of approval of such grant, (ii) each such grant was made in accordance with the material terms of the Equity Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, and (iii) each such grant has been properly accounted for in accordance with generally accepted accounting principles in the financial statements (including the related notes) of each of the Transaction Entities and disclosed in each of the Transaction Entities’ filings with the Commission.

(qq)	Neither Transaction Entity, nor any trustee, officer, agent, employee or other person associated with or acting on behalf of Transaction Entity, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(rr)	Neither Transaction Entity nor any of their subsidiaries is, and after giving effect to the offering and sale of the Securities neither Transaction Entity nor any of their subsidiaries will be, an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(ss)	Other than this Agreement and as set forth in the Pricing Prospectus and the Prospectus under the heading “Underwriting,” there are no contracts, agreements or understandings between either Transaction Entity and any person that would give rise to a valid claim against either Transaction Entity or any Underwriter for a brokerage commission, finder’s fee or other like payment with respect to issue and sale of the Shares and the consummation of the transactions contemplated by this Agreement.

(tt)	Each of the Transaction Entities and their subsidiaries have complied with all applicable provisions of Florida Statutes Section 517.075, relating to issuers doing business with Cuba.

(uu)	None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Shares) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

(vv)	Prior to the date hereof, neither of the Transaction Entities nor any of their affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of either the Transaction Entities in connection with the offering of the Shares.

(ww)	The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Securities Offered by this Prospectus”, insofar as they purport to constitute a summary of the terms of the Shares, and under the caption “Federal Income Tax Consequences” and “Federal Income Tax Considerations with Respect to the Trust and the Operating Partnership”, insofar as they pertain to summaries of US federal income tax law, and under the caption “Underwriting”, insofar as they pertain to the Underwriting Agreement, are accurate, complete and fair.
2.	Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees severally and not jointly to purchase from the Company, at a purchase price per share of $31.515, the respective number of Firm Shares set forth opposite their names on Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees severally and not jointly to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, the number of Optional Shares (subject to such adjustments to eliminate fractional shares as BAS may determine) that bears the same proportion to the total number of Optional Shares to be purchased as the number of Firm Shares set forth on Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

The Company hereby grants to the Underwriters the right to purchase at their election up to 712,500 Optional Shares at the purchase price per share set forth in the paragraph above, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares may be exercised at any time and from time to time only by written notice from the Representatives to the Company given at any time within a period of 30 calendar days after the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Optional Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered, as determined by the Representatives but in no event earlier than the

First Time of Delivery (as defined below) or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.
3.	Upon authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in this Agreement.
4.	(a)	The Shares to be purchased by each Underwriter hereunder will be in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Underwriters through the facilities of The Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver the Shares to the Representatives, for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same day) funds to the account specified by the Transaction Entities to the Representatives at least forty-eight hours in advance, by causing DTC to credit the Shares to the account of the Representatives at DTC. The Company will cause the certificates representing the Shares to be made available to the Representatives for checking at least twenty-four hours prior to the Time of Delivery at the offices of Hogan & Hartson LLP, 555 13th Street, N.W., Washington, D.C. 20004 (the “Closing Location”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on October 8, 2008 or at such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.
(b)	The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(o) hereof, will be delivered at such time and date at the Closing Location, and the Shares will be delivered at DTC or its designated custodian, all at the Time of Delivery. A meeting will be held at the Closing Location at 10:00 a.m., New York City time, no later than the New York Business Day (as defined below) next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.
5.	Each of the Transaction Entities jointly and severally agrees with each of the Underwriters:
(a)	To prepare the Prospectus in a form approved by the Representatives, in their reasonable discretion, and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the date of this Agreement; to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus or the Prospectus prior to the Time of Delivery which shall be disapproved by the Representatives, in their reasonable discretion, promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Representatives with copies thereof; to prepare a final schedule, indicating the number of Shares being sold and the price at which the Shares will be sold to the public, in a form approved by the Representatives and contained in Schedule III hereto; to file promptly all material required to be filed by the Transaction Entities with the Commission pursuant to Rule 433(d) under the Securities Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Transaction Entities with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Shares; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Shares by the Underwriters (references herein to the Registration Statement shall include any such amendment or new registration statement).

(b)	If required by Rule 430B(h) under the Securities Act, to prepare a form of prospectus in a form approved by the Representatives and to file such form of prospectus pursuant to Rule 424(b) under the Securities Act not later than may be required by Rule 424(b) under the Securities Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by the Representatives promptly after reasonable notice thereof.

(c)	If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Underwriters, the Company will file, if it has not already done so and is eligible to do so, an automatic shelf registration statement (as defined under Rule 405 under the Securities Act) relating to the Shares, in a form satisfactory to the Representatives. If at the Renewal Deadline the Company is not eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form satisfactory to the Representatives and Transaction Entities will use their best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Transaction Entities will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(d)	Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith, the Transaction Entities shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

(e)	Prior to 5:00 p.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with such number of written and electronic copies of the Prospectus in such quantities as the Representatives may from time to time reasonably request, and if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required at any time in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and upon the Representatives’ request to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

(f)	To take such steps as shall be necessary to ensure that none of the Company, the Operating Partnership or any of their subsidiaries shall become an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the Rules and Regulations.

(g)	During the period commencing on the date hereof and ending on the 60th day following the date of the Prospectus, the Company will not, without the prior written consent of the Representatives (which consent may be withheld at the sole discretion of the Representatives), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition of), or announce the offering of, or file any registration statement under the Securities Act in respect of, any Common Shares, options or warrants to acquire Common Shares or securities exchangeable or exercisable for or convertible into Common Shares (other than as contemplated by this Agreement with respect to the Shares); provided, however, that the foregoing restrictions shall not prohibit (A) the Company from issuing Common Shares pursuant to (x) the Company’s dividend reinvestment and share purchase plan as in effect on the date hereof, (y) any of the Company’s employee or trustee benefit plans, including upon exercise of share options granted pursuant thereto, as such plans are in effect on the date of this Agreement or (z) the exercise of contractual rights existing on the date of this Agreement by current and former holders of partnership or other interests in the Operating Partnership which may require or permit (in lieu of a payment in cash) the issuance of Common Shares by the Company, or (B) the Operating Partnership from issuing any units of limited partnership of the Operating Partnership as consideration for the acquisition of real property. Notwithstanding the foregoing, if (x) during the last 17 days of the 60-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or (y) prior to the expiration of the 60-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 60-day period, the restrictions imposed in this clause shall continue to apply until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event. The Company will provide the Representatives and any co-managers and each individual subject to the restricted period pursuant to the lockup letters described in Section 5(m) with prior notice of any such announcement that gives rise to an extension of the restricted period.

(h)	Except for such documents that are publicly available on the Commission’s EDGAR System, to furnish to the holders of the Shares as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Transaction Entities and their consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Prospectus), to make available consolidated summary financial information of the Transaction Entities and their subsidiaries for such quarter in reasonable detail.

(i)	To apply the net proceeds from the sale of the Shares pursuant to this Agreement in accordance with the description set forth in the Pricing Prospectus under the caption “Use of Proceeds.”

(j)	To use its best efforts to list, and maintain the listing of, the Shares on the NYSE.

(k)	Except as stated in this Agreement and in the Pricing Prospectus and the Prospectus, neither Transaction Entity has taken, nor will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares to facilitate the sale or resale of the Shares.

(l)	To use its best efforts to cause the Company to continue to meet the requirements to qualify as a “real estate investment trust” under the Code.

(m)	If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Transaction Entities to comply with the terms or fulfill any of the conditions of this Agreement, the Transaction Entities jointly and severally agree to reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by the Underwriters in connection herewith.
6.	(a)	(i) The Transaction Entities represent and agree that, other than the final schedule relating to the Shares prepared and filed pursuant to Section 5(a) hereof, without the prior consent of Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act;
(ii) each Underwriter represents and agrees that, without the prior consent of the Transaction Entities and the Representatives, other than one or more schedules relating to the Shares containing customary information and conveyed to purchasers of Shares, it has not made and will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or a free writing prospectus required to be filed with the Commission; and

(iii) any such free writing prospectus the use of which has been consented to by the Transaction Entities and the Representatives (including the final schedule relating to the Shares prepared and filed pursuant to Section 5(a) hereof) is listed on Schedule II(b)(ii) hereto.

(b)	The Transaction Entities have complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.

(c)	The Transaction Entities each agree that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Transaction Entities will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Transaction Entities by an Underwriter through the Representatives expressly for use therein.
7.	The Transaction Entities jointly and severally agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Shares and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and each amendment and exhibit thereto, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, the closing documents (including compilations thereof), and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (e) the filing fees incident to securing any required review by the Financial Industry Regulatory Authority of the terms of sale of the Shares; (f) the fees and expenses associated with the listing of the Shares on the New York Stock Exchange; (g) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 5(d) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the cost of preparing the Shares, and (i) all other costs and expenses incident to the performance of the obligations of the Transaction Entities under this Agreement (including the applicable fees, disbursements and expenses of the Transaction Entities’ counsel and accountants); provided that, except as provided in Section 5(n), this Section 7 and in Section 10, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters.
8.	The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Transaction Entities herein are, at and as of each Time of Delivery, true and correct, the condition that the Transaction Entities shall have performed all of their obligations hereunder theretofore to be performed at and as of each Time of Delivery, and the following additional conditions at and as of each Time of Delivery:
(a)	The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a) hereof; the final schedule relating to the Shares contemplated by Section 5(a) hereof shall have been prepared; any material required to be filed by the Transaction Entities pursuant to Rule 433(d) under the Securities Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

(b)	On or after the Applicable Time, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, business, properties, net worth or results of operations of either Transaction Entity or any of their subsidiaries or any Property not contemplated by the Pricing Prospectus which, in the opinion of the Representatives, would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving either Transaction Entity, or any partner, officer, director or trustee of either Transaction Entity, which makes any statement of a material fact made in the Pricing Prospectus untrue or which, in the reasonable opinion of the Transaction Entities and their counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Pricing Prospectus and the Prospectus in order to state a material fact required by the

Securities Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Pricing Prospectus and the Prospectus to reflect such event or development would, in the opinion of the Representatives or their counsel, materially adversely affect the market for the Shares.

(c)	All trust and partnership proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Pricing Disclosure Package, the Pricing Prospectus and the Prospectus and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Transaction Entities shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)	Morgan, Lewis & Bockius LLP, counsel for the Transaction Entities, shall have furnished to the Underwriters its written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to the Underwriters, to the effect that:
(i) The Company is duly qualified to do business as a foreign entity in Florida, Michigan, New Jersey, Pennsylvania, South Carolina and Virginia.
(ii) The Operating Partnership is validly existing and in good standing as a limited partnership under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business as a foreign limited partnership in Arizona, Florida, Illinois, Maryland, Michigan, Minnesota, New Jersey, North Carolina, South Carolina, Texas, Virginia, Wisconsin and the District of Columbia, and has the requisite partnership power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and to enter into and perform its obligations under this Agreement. The Company is the sole general partner of the Operating Partnership. To the knowledge of such counsel, the Operating Partnership Agreement is in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership are as set forth in the Pricing Disclosure Package and the Prospectus. All of the partnership interests of the Operating Partnership have been duly and validly authorized and issued, were issued in accordance with the applicable terms of the Operating Partnership Agreement and the certificate of limited partnership of the Operating Partnership and, to the knowledge of such counsel, to the extent that such interests are owned by the Company, are owned by the Company free and clear of any adverse claims as defined in Section 8-302 of the Uniform Commercial Code.
(iii) Development Corp. is validly existing and subsisting under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing as a foreign corporation in Florida, Maryland, Minnesota, New Jersey, North Carolina and Virginia, and has the requisite corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
(iv) Development-II is validly existing and subsisting under the laws of the Commonwealth of Pennsylvania, is duly qualified to do business and is in good standing as a foreign corporation in Florida and Texas, and has the requisite corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
(v) SP Trust is validly existing as a business trust and subsisting under the laws of the Commonwealth of Pennsylvania and has the requisite trust power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
(vi) This Agreement has been (i) duly and validly authorized, executed and delivered by the Operating Partnership and (ii) duly executed and delivered by the Company.
(vii) The execution, delivery and performance of this Agreement by each of the Transaction Entities, the issue and sale of the Shares being delivered at the Time of Delivery by the Company and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument that is filed as an exhibit to the Registration Statement or to any exhibit contained in any document incorporated by reference in the Prospectus and as to which either of the Transaction Entities or any of their subsidiaries is a party or by which either of the Transaction Entities or any of their subsidiaries is bound or by which any of the Properties or other assets of either of the Transaction Entities or any of their subsidiaries is subject, or (ii) to the knowledge of such counsel, conflict with or result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over either of the Transaction Entities or any of their subsidiaries or any of their properties or other assets, except with respect to clause (ii), where such conflict, breach or violation would not have a material adverse effect on the Transaction Entities and their subsidiaries taken as a whole; and, to the knowledge of such counsel, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may have been obtained under the Exchange Act or may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Transaction Entities, the consummation of the transactions contemplated hereby and thereby, and the issuance, sale and delivery of the Shares to the Underwriters.
(viii) The execution, delivery and performance of this Agreement by the Operating Partnership, and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of the provisions of the charter, by-laws, certificate of limited partnership, agreement of limited partnership, certificate of formation or limited liability company operating agreement of the Operating Partnership or any of its subsidiaries.
(ix) Except as set forth in the Pricing Prospectus and the Prospectus, there are no statutory or, to the knowledge of such counsel, contractual or other preemptive or other rights to subscribe for or to purchase, nor any restriction upon the transfer of the Shares pursuant to the Company’s declaration of trust or its bylaws, as amended to the date hereof, or, to the knowledge of such counsel, any agreement or other instrument to which the Company is a party.
(x) To the knowledge of such counsel, there are no contracts, agreements or understandings between the Company and/or the Operating Partnership, on the one hand, and any person, on the other hand, granting such person the right (A) to require the Company or the Operating Partnership to file a registration statement under the Securities Act with respect to any securities of the Company or the Operating Partnership owned or to be owned by such person or (B) to require the Company or the Operating Partnership to include such securities in the securities registered pursuant to the Registration Statement, other than, in the case of clause (A) above, (i) as set forth in the Pricing Prospectus and the Prospectus, (ii) rights of certain persons who have contributed Properties to the Partnership in exchange for Units, (iii) rights of holders of securities that already have been registered under the Securities Act, and (iv) rights of persons who may acquire preferred shares of the Company in exchange for preferred units of partnership interest in the Operating Partnership.
(xi) The Shares to be sold at the Time of Delivery shall have been approved for listing, subject only to notice of issuance, on the New York Stock Exchange.
(xii) To the knowledge of such counsel, there are no legal or governmental proceedings pending to which either Transaction Entity or any of their subsidiaries is a party or by which any property or assets of either Transaction Entity or any of their subsidiaries is subject, that are required to be described in the Pricing Prospectus and the Prospectus which have not been described as required. To the knowledge of such counsel, no such proceedings are threatened by governmental authorities or others.
(xiii) To the knowledge of such counsel, there are no contracts or other documents which are required to be described in the Pricing Prospectus and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Pricing Prospectus and the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.
(xiv) Neither Transaction Entity nor any of their subsidiaries is an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the Rules and Regulations.
(xv) Each of the documents incorporated by reference in the Pricing Disclosure Package and the Prospectus (except as to the financial statements, schedules, notes and other financial data derived therefrom, as to which no opinion need be rendered), at the time such document was filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the Exchange Act Rules.
(xvi) Based solely upon the oral advice of a member of the staff of the Commission and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission. The Registration

Statement was declared effective under the Securities Act as of the date and time specified in such opinion.
(xvii) The Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein.
(xviii) The Registration Statement, on the date it initially became effective under the Securities Act and on the effective date, pursuant to Rule 430B(f)(2) under the Securities Act, of the part of the Registration Statement relating to the Shares for purposes of the liability of the Underwriter under Section 11 of the Securities Act in connection with the sale of the Shares, the Pricing Prospectus included in the Pricing Disclosure Package as of the Applicable Time and the Prospectus as of its date (except as to the financial statements, schedules, notes and other financial data derived therefrom, as to which no opinion need be rendered), and any Issuer Free Writing Prospectuses, complied or will comply as to form in all material respects with the requirements of the Securities Act and the applicable Rules and Regulations.
(xix) The statements contained in the Prospectus under the captions “Risk Factors” and “Securities Offered by this Prospectus,” insofar as those statements are descriptions of contracts, agreements or other legal documents, or describe federal statutes, rules and regulations, constitute a fair summary thereof.
In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America and the laws of the Commonwealth of Pennsylvania. Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Time of Delivery, in form and substance satisfactory to the Underwriters, to the effect that (x) such counsel has acted as counsel to the Transaction Entities in connection with the preparation of the Preliminary Prospectus and the Prospectus and has reviewed the Registration Statement, and (y) subject to the foregoing, such counsel confirms that, on the basis of the information gained in the course of performing the services referred to therein, nothing came to such counsel’s attention that caused such counsel to believe that (i) the Registration Statement, on the effective date, pursuant to Rule 430B(f)(2) under the Securities Act, of the part of the Registration Statement relating to the Shares for purposes of the liability of the Underwriters under Section 11 of the Securities Act in connection with the sale of the Shares, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Pricing Disclosure Package, at the Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date, or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, such counsel is not passing upon and does not (a) assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except as and to the extent set forth in such opinion), (b) express any belief with respect to the financial statements, schedules, notes and other financial data included or incorporated by reference in, or omitted from, the Registration Statement, the Pricing Disclosure Package or the Prospectus, and (c) express any belief with respect to any statement in a document incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus, to the extent that, pursuant to Rule 412 under the Securities Act, such statement is deemed modified or superseded in the Registration Statement, the Pricing Disclosure Package or the Prospectus, as the case may be, at the respective times as of which the advisements set forth in this paragraph are provided.
(e)	Saul Ewing LLP, Maryland counsel for the Company, shall have furnished to the Underwriters its written opinion dated the Time of Delivery, in form and substance reasonably satisfactory to the Underwriters, to the effect that:
(i) The Company has been duly formed and is validly existing as a real estate investment trust in good standing under and by virtue of the laws of the State of Maryland, and has all trust power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and to enter into and perform its obligations under this Agreement.
(ii) The Company has an authorized capitalization as set forth in the Prospectus, and the Shares being delivered at the Time of Delivery have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform to the description of the Common Shares contained in, or incorporated by reference in, the Prospectus.
(iii) This Agreement has been duly and validly authorized, executed and delivered by the Company.
(iv) The execution, delivery and performance of this Agreement by the Company, the issue and sale of the Shares being delivered on the date hereof by the Company and the consummation of the transactions contemplated thereby (i) will not violate or conflict with any provision of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland; and (ii) to such counsel’s knowledge will not conflict with, violate or result in the breach of any judgment, order, writ or decree of any court or governmental agency or body of the State of Maryland that has jurisdiction over the Company or any of its properties or assets.
(v) The execution, delivery and performance of this Agreement by the Company, the issue and sale of the Shares being delivered at the Time of Delivery by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of the provisions of the declaration of trust or bylaws of the Company.
(vi) To the knowledge of such counsel, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or assets of the Company is the subject which are not disclosed in the Prospectus and which, if determined adversely to the Company, might reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders’ equity, results of operations, business or prospects of the Company; and to the best knowledge of such counsel no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(f)	(i) Wolf, Block, Schorr and Solis-Cohen LLP, tax counsel for the Transaction Entities, shall have furnished to the Underwriters its written opinion, addressed to the Underwriters and dated the Time of Delivery, and in form and substance satisfactory to the Underwriters, with respect to such tax matters, including, without limitation, the qualification of the Company as a real estate investment trust and the classification of the Operating Partnership as a partnership (and not as a corporation) for federal income tax purposes, as the Underwriters may reasonably require.

(ii) In addition, such opinion shall state that the statements contained in the Pricing Prospectus and the Prospectus under the caption “Federal Income Tax Considerations with Respect to the Trust and Operating Partnership,” and in the Prospectus Supplement under the caption “Federal Income Tax Consequences”, insofar as those statements are statements of law, legal conclusions, descriptions of contracts, agreements or other legal documents, or they describe federal statutes, rules and regulations, and except to the extent such statements are statistics or calculations, are correct in all material respects.

(g)	The Underwriters shall have received from Hogan & Hartson LLP, counsel for the Underwriters, such opinion or opinions, addressed to the Underwriters and dated the Time of Delivery, with respect to the issuance and sale of the Shares being delivered at the Time of Delivery by the Company, the Pricing Disclosure Package, the Prospectus and other related matters as the Underwriters may reasonably require, and the Transaction Entities shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h)	On the date of the Prospectus, at the time of execution of this Agreement and also at the Time of Delivery, Ernst & Young LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, which letters shall cover, without limitation, the various financial statements and disclosures contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings as contemplated in the Statement on Auditing Standards No. 72.

(i)	The Transaction Entities shall have furnished to the Underwriters at the Time of Delivery a certificate, addressed to the Underwriters and dated as of the Time of Delivery, of the Chief Financial Officer of the Company in form and substance reasonably acceptable to the Underwriters. In addition, the Transaction Entities shall have furnished to the Underwriters at the Time of Delivery a certificate, addressed to the Underwriters and dated as of the Time of Delivery, of the Chairman of the Board, Chief Executive Officer, President or a Vice President of the Company and the Chief Financial Officer of the Company stating that:

(i) The representations and warranties of the Transaction Entities in Section 1 are true and correct as of the Time of Delivery; the Transaction Entities complied with all of their covenants and agreements contained herein; and the conditions set forth in Section 8(a), 8(j), 8(l), 8(m), 8(p) and 8(r) have been fulfilled; and

(ii) They have carefully examined the Pricing Disclosure Package and the Prospectus and, in their opinion (A) as of the Applicable Time, the Pricing Disclosure Package and the

Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Applicable Time no event has occurred which should have been set forth in a supplement or amendment to the Pricing Disclosure Package and the Prospectus.

(j)	None of the Transaction Entities or any of their subsidiaries or any Property shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus, or (ii) since the respective dates as of which information is given in the Pricing Prospectus and the Prospectus there shall not have been any change in the capital shares or long-term debt of either Transaction Entity or any of their subsidiaries or any change, or any development involving a prospective change, in or affecting any Property Affiliate or Property or the general affairs, management, financial position, shareholders’ equity or results of operations of either Transaction Entity and their subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the Representatives’ judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in this Agreement and in the Pricing Prospectus and the Prospectus.

(k)	On or after the Applicable Time, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or New York State authorities or there shall have occurred a material disruption in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred any other calamity or crisis in the United States or elsewhere resulting in a material disruption in the financial markets in the United States or there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in your judgment, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus.

(l)	Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Company’s or the Operating Partnership’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii)

no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s or the Operating Partnership’s debt securities.

(m)	The Shares to be sold at the Time of Delivery shall have been approved for listing, subject only to notice of issuance, on the NYSE.

(n)	On or prior to the date hereof, the Company shall have furnished to the Representatives an agreement in substantially the form set forth on Annex I hereto from those trustees and executive officers of the Company set forth on Schedule V hereto, and such agreement shall be in full force and effect at each Time of Delivery.

(o)	The Transaction Entities shall have complied with the provisions of Section 5(e) hereof with respect to the furnishing of the Prospectus on the New York Business Day next succeeding the date of this Agreement.

(p)	The Transaction Entities shall not have failed at or prior to the Time of Delivery to have performed or complied with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Time of Delivery.

(q)	At the Time of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Transaction Entities in connection with the issuance and sale of the Shares being delivered at the Time of Delivery as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and their counsel.

(r)	The Transaction Entities shall have furnished or caused to be furnished to the Underwriters such further certificates and documents as the Underwriters shall have reasonably requested.

(s)	All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

(t)	Any certificate or document signed by any officer of the Transaction Entities and delivered to the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Transaction Entities to each Underwriter as to the statements made therein.
9.	(a)	The Transaction Entities will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Transaction Entities shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.

(b)	Each Underwriter will indemnify and hold harmless the Transaction Entities against any losses, claims, damages or liabilities to which the Transaction Entities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Transaction Entities by such Underwriter through the Representatives expressly for use therein; and will reimburse the Transaction Entities for any legal or other expenses reasonably incurred by the Transaction Entities in connection with investigating or defending any such action or claim as such expenses are incurred. The Transaction Entities hereby acknowledge that the only information that the Underwriters have furnished to the Transaction Entities expressly for use the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, are the statements set forth (A) as the third paragraph under the caption “Underwriting” in the Prospectus concerning the offering price and dealer concessions and (B) as the first, second, third, fourth and fifth paragraphs under the subheading “Stabilization” under the caption “Underwriting” in the Prospectus.

(c)	Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)	If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Transaction Entities on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Transaction Entities bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table of the coverage of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Transaction Entities and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)	The obligations of the Transaction Entities under this Section 9 shall be in addition to any liability which the Transaction Entities may otherwise have and shall extend, upon the same terms and conditions, to any affiliate of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Transaction Entities and to each person, if any, who controls the Transaction Entities within the meaning of the Securities Act.
10.	(a)	If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder, the Representatives may in their discretion arrange for the Representatives or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Shares, then the Transaction Entities shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Transaction Entities that they have so arranged for the purchase of such Shares, or the Transaction Entities notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Transaction Entities shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Prospectus, or in any other documents or arrangements, and the Transaction Entities agree to prepare promptly any amendments to the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

	(b)	If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Transaction Entities as provided in subsection (a) above, the aggregate principal amount of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Shares, then the Transaction Entities shall have the right to require each non-defaulting Underwriter to purchase the Shares which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)	If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Transaction Entities as provided in subsection (a) above, the aggregate principal amount of Shares which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Shares, or if the Transaction Entities shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Transaction Entities, except for the expenses to be borne by the Transaction Entities and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
11.	The respective indemnities, agreements, representations, warranties and other statements of the Transaction Entities and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Transaction Entities, or any officer or director or controlling person of the Transaction Entities, and shall survive delivery of and payment for the Shares.

12.	If this Agreement shall be terminated pursuant to Section 10 hereof, the Transaction Entities shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Shares are not delivered by or on behalf of the Transaction Entities as provided herein, the Transaction Entities will reimburse the Underwriters through the Representatives for all expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares, but the Transaction Entities shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

13.	In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

14.	All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives, if to Banc of America Securities LLC, One Bryant Park, New York, New York 10036, Attention: Syndication Department (Fax: (646) 855-5016), if to J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York 10172, Attention: Equity Syndicate Desk (Fax: (212) 622-8358), and if to Citigroup Global Markets Inc., 388 Greenwich Street, 32nd Floor, New York, New York 10013, Attention: Equity Capital Markets, and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the Company, at Liberty Property Trust, 500 Chesterfield Parkway, Malvern, Pennsylvania 19355, Attention: General Counsel (Fax: 610-644-2175). Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

15.	This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Transaction Entities and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Transaction Entities and each person who controls the Transaction Entities or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16.	Time shall be of the essence of this Agreement.

17.	Each of the Transaction Entities acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Transaction Entities, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Transaction Entities, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Transaction Entities with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Transaction Entities on other matters) or any other obligation to the Transaction Entities except the obligations expressly set forth in this Agreement and (iv) the Transaction Entities have consulted their own legal and financial advisors to the extent it deemed appropriate. Each of the Transaction Entities agree that it will not claim that the Underwriter, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to either of the Transaction Entities, in connection with such transaction or the process leading thereto.

18.	This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Transaction Entities and the Underwriters, or any of them, with respect to the subject matter hereof.

19.	This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

20.	The Transaction Entities and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21.	This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

22.	Notwithstanding anything herein to the contrary, the Transaction Entities (and the Transaction Entities’ employees, representatives, and other agents) are authorized to disclose to any and all persons, the tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Transaction Entities relating to that treatment and structure, without the Underwriters’ imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax treatment” means US federal and state income tax treatment, and “tax structure” is limited to any facts that may be relevant to that treatment.

          If the foregoing is in accordance with your understanding, please sign and return six (6) counterparts hereof, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Transaction Entities. It is understood that the Representatives’ acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the Representatives’ part as to the authority of the signers thereof.

Very truly yours, LIBERTY PROPERTY TRUST
By:	/s/ George J. Alburger, Jr.
	Name:	George J. Alburger, Jr.
	Title:	Chief Financial Officer

LIBERTY PROPERTY LIMITED PARTNERSHIP
By: Liberty Property Trust, its general partner

By:	/s/ George J. Alburger, Jr.
	Name:	George J. Alburger, Jr.
	Title:	Chief Financial Officer

Accepted: BANC OF AMERICA SECURITIES LLC
/s/ Brad Smith
Name:	Brad Smith
Title:	Managing Director

J.P. MORGAN SECURITIES INC.
/s/ Eddy Allegaert
Name:	Eddy Allegaert
Title:	Executive Director

CITIGROUP GLOBAL MARKETS INC.
/s/ Matthew Greenberger
Name:	Matthew Greenberger
Title:	Director

On behalf of each of the Underwriters

SCHEDULE I

		Maximum
	Number of	Number of
	Firm Shares	Optional Shares
	to be	that may be
Underwriter	Purchased	Purchased
Banc of America Securities LLC	1,029,167	154,375
Citigroup Global Markets Inc.	1,029,166	154,375
J.P. Morgan Securities Inc.	1,029,167	154,375
Morgan Stanley & Co. Incorporated.	712,500	106,875
Robert W. Baird & Co. Incorporated.	237,500	35,625
Janney Montgomery Scott LLC.	237,500	35,625
Stifel, Nicolaus & Company, Incorporated.	237,500	35,625
Wachovia Capital Markets LLC.	237,500	35,625

	4,750,000	712,500

SCHEDULE II(a)
(i)	Jurisdictions of Due Qualification and Good Standings for Liberty Property Trust

Maryland Florida Michigan New Jersey Pennsylvania South Carolina Virginia

(ii)	Jurisdictions of Due Qualification and Good Standings for Liberty Property Limited Partnership

Arizona District of Columbia Florida Illinois Maryland Michigan Pennsylvania Minnesota New Jersey North Carolina South Carolina Texas Virginia Wisconsin

SCHEDULE II(b)
(i)	Additional Documents Incorporated by Reference:
None.
(ii)	Issuer Free Writing Prospectuses:
None.

SCHEDULE III
Liberty Property Limited Partnership
FINAL SCHEDULE RELATING TO THE SHARES
Offering Size:	4,750,000 shares, if the underwriters do not exercise their option to purchase additional shares

5,462,500 shares, if the underwriters exercise their option to purchase additional shares
Public offering price: $33.000 per share

SCHEDULE IV
L/S 26th Street North, LLC, a Delaware limited liability company
L/S 26th Street North, LP, a Delaware limited partnership

SCHEDULE V
Trustees
Frederick F. Buchholz
Thomas C. DeLoach, Jr.
Daniel P. Garton
Stephen B. Siegel
David L. Lingerfelt
John A. Miller
Jose A. Mejia
J. Anthony Hayden
M. Leanne Lachman
Executive Officers:
William P. Hankowsky
George J. Alburger, Jr.
Robert E. Fenza
James J. Bowes
Michael T. Hagan

ANNEX I
[Date]
Banc of America Securities LLC
J.P. Morgan Securities Inc.
Citigroup Global Markets Inc.
     As Representatives of the Several Underwriters
c/o Banc of America Securities LLC
One Bryant Park
New York, NY 10036
Re:     Liberty Property Trust (the “Company”)
Ladies and Gentlemen:
     The undersigned is an owner of record or beneficially of certain shares of common shares of beneficial interest, $0.001 par value per share, of the Company (“Common Shares”) or securities convertible into or exchangeable or exercisable for Common Shares. The Company proposes to carry out a public offering of Common Shares (the “Offering”) for which you will act as the representatives of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into an underwriting agreement with the Company with respect to the Offering (the “Underwriting Agreement”).
     In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of Banc of America Securities LLC, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the “Representatives”) (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise dispose of or transfer (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition of) including the filing (or participation in the filing of) of a registration statement with the Securities and Exchange Commission in respect of, any Common Shares, options or warrants to acquire Common Shares, or securities exchangeable or exercisable for or convertible into Common Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 60 days after the public offering date set forth on

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the final prospectus used to sell the Common Shares (the “Lock-Up Period”). The foregoing sentence shall not apply to (i) the transfer of any or all of the Common Shares owned by the undersigned, either during his or her lifetime or on death, by gift, will or intestate succession to the immediate family of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family (for purposes of this agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or (ii) any bona fide gifts to any charitable organization; provided, however, that in any such case it shall be a pre-condition to such transfer that (a) the transferee or donee executes and delivers to the Representatives a lock-up agreement in form and substance satisfactory to the Representatives, (b) no filing by any party (transferor, transferee, donor or donee) under the Exchange Act shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on a Form 5, Schedule 13D or Schedule 13G (or 13D A or 13G A) made after the expiration of the Lock-Up Period), (c) each party (transferor, transferee, donor or donee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer or disposition and (d) the undersigned notifies the Representatives at least three business days prior to the proposed transfer or disposition.
     In addition, the undersigned agrees that, without the prior written consent of the Representatives, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Common Shares or any security convertible into or exercisable or exchangeable for Common Shares.
     If (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, unless the Representatives waive, in writing, such extension. The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph to the undersigned (in accordance with the Underwriting Agreement) and agrees that any such notice properly delivered will be deemed to have given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this agreement during the period from the date of this agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Common Shares or securities convertible into or exchangeable or exercisable for Common Shares held by the undersigned except in compliance with the foregoing restrictions.
     With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Shares owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

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     This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

Printed Name of Holder
By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

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